SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                  March 4, 2004

                        IMAGING TECHNOLOGIES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)
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
DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)
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                               17075 Via Del Campo
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 451-6120
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  2.  DISPOSITION  OF  ASSETS.

     In January 2003, the Registrant ("ITEC" or the "Company) and Greenland Corporation ("GRLC") completed a stock purchase transaction whereby ITEC became the majority shareholder of GRLC. Since January 2003, GRLC has been a subsidiary of ITEC.

     Pursuant to a letter agreement dated February 9, 2003 and approved by the Board of Directors of both ITEC and GRLC, the Registrant and GRLC have implemented the following:

1. GRLC has canceled a certain Convertible Promissory Note issued by ITEC to GRLC in the amount of $2,225,000;

2. GRLC has canceled an existing inter-company transfer debt of ITEC to GRLC estimated at approximately $1,200,000;

3. ITEC has returned all shares of GRLC common stock except for 19,183,390 shares;

4. 6,000,000 of the shares returned by ITEC to GRLC may, at the option of GRLC, be held in a separate escrow account under the name of ITEC, but ITEC will convey through proxy or other document, all of its rights to GRLC;

5. ITEC has assigned and granted all right, title, and interest in its rights to acquire any and all interest in and to ePEO Link, Inc. assets and/or client base; and

6. Members of the GRLC Board of Directors who also serve on ITEC Board have resigned from the GRLC Board.

As a result of the above, the Registrant is now a minority shareholder of GRLC. GRLC will no longer be operated as a subsidiary of ITEC. The financial impact of this transaction is detailed in Item 7 of this report.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(b)     Pro  forma  financial  information

The accompanying pro forma consolidated balance sheet presents the accounts of Imaging Technologies Corporation and Subsidiaries ("ITEC") as if the disposition of Greenland Corporation ("Greenland") occurred on December 31, 2003. The accompanying pro forma consolidated statements of operations present the accounts of ITEC for the year ended June 30, 2003 and the six months ended
December 31, 2003 as if the disposition of Greenland had occurred on July 1, 2002.

The following adjustments would be required if the disposition occurred as indicated in the presentation below: (a) to remove all of Greenland's balance sheet accounts from the consolidated financial statements and to record the gain on the disposition of Greenland; and (b) to remove all of Greenland's statement of operations activity from the consolidated financial statements.

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
IMAGING TECHNOLOGIES CORPORATION AND SUBSIDIARIES
PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 2003

                                                        AS FILED
                                                        IN 10QSB        ADJUSTMENTS       PRO FORMA

ASSETS

Current assets
     Cash. . . . . . . . . . . . . . . . . . . . . . .  $          68   $           (72)              (a)  $     140
     Accounts receivable, net. . . . . . . . . . . . .            750               406               (a)        344
     Inventories, net. . . . . . . . . . . . . . . . .             15                15
     Prepaid expenses and other current assets . . . .             53                53
                                                        --------------  ----------------

     Total current assets. . . . . . . . . . . . . . .            886               334              552
                                                        --------------  ----------------  ---------------

Goodwill . . . . . . . . . . . . . . . . . . . . . . .          2,822             2,822               (a)          -
Patents, net . . . . . . . . . . . . . . . . . . . . .          1,498             1,498
PEO contracts, net . . . . . . . . . . . . . . . . . .          1,007             1,007               (a)          -
Property and equipment, net. . . . . . . . . . . . . .            259                77               (a)        182
Workers' compensation deposit and other current assets            135               135               (a)          -
                                                        --------------  ----------------                   ----------

     Total assets. . . . . . . . . . . . . . . . . . .  $       6,607   $         4,375   $        2,232
                                                        ==============  ================  ===============

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities
     Borrowings under bank notes payable . . . . . . .  $       3,145   $             -   $        3,145
     Notes payable, current portion. . . . . . . . . .          2,644               854               (a)      1,790
     Convertible debentures, net . . . . . . . . . . .            952               952
     Accounts payable. . . . . . . . . . . . . . . . .          3,779             1,217               (a)      2,562
    Obligations under capital lease. . . . . . . . . .            362               315               (a)         47
     PEO payroll taxes and other payroll deductions. .          8,281             3,493               (a)      4,788
     Advances from related party . . . . . . . . . . .             30                30
     Other accrued expenses. . . . . . . . . . . . . .         12,337             1,214               (a)     11,123
                                                        --------------  ----------------                   ----------

     Total current liabilities . . . . . . . . . . . .         31,530             7,093           24,437
                                                        --------------  ----------------  ---------------

Long-term liabilities
     Long-term capital lease . . . . . . . . . . . . .             51                51               (a)          -
     Long-term convertible debentures, net . . . . . .            400               400
     Long-term notes payable . . . . . . . . . . . . .            482               482
                                                        --------------  ----------------

Total Liabilities. . . . . . . . . . . . . . . . . . .         32,463             7,144           25,319
                                                        --------------  ----------------  ---------------

Preferred stock - minority interest in subsidiary. . .            921               921               (a)          -
                                                        --------------  ----------------                   ----------

Shareholders' deficiency
     Series A convertible preferred stock. . . . . . .            420               420
     Common stock. . . . . . . . . . . . . . . . . . .          1,588             1,588
     Common stock warrants and option. . . . . . . . .            475               475
     Paid-in capital . . . . . . . . . . . . . . . . .         83,302               705               (a)     82,597
     Accumulated deficit . . . . . . . . . . . . . . .       (112,562)           (4,395)              (a)   (108,167)
                                                        --------------  ----------------                   ----------

     Total shareholders' deficiency. . . . . . . . . .        (26,777)           (3,690)         (23,087)
                                                        --------------  ----------------  ---------------

     Total liabilities and shareholders' deficiency. .  $       6,607   $         4,375   $        2,232
                                                        ==============  ================  ===============
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
IMAGING TECHNOLOGIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

                                                    AS FILED
                                                    IN 10K            ADJUSTMENTS      PRO FORMA

Revenue
     Sale of products. . . . . . . . . . . . . . .  $           924   $          924
     Software sales, licenses and royalties. . . .              367              367
PEO Services . . . . . . . . . . . . . . . . . . .            2,899              400          (b)   2,499
                                                    ----------------  ---------------              -------
Total revenue. . . . . . . . . . . . . . . . . . .            4,190              400       3,790
                                                    ----------------  ---------------  ----------

Cost of revenue
     Sale of products. . . . . . . . . . . . . . .              396              396
     Software sales, licenses and royalties. . . .               90               90
     PEO Services. . . . . . . . . . . . . . . . .            1,813              174          (b)   1,639
                                                    ----------------  ---------------              -------
Total cost of revenue. . . . . . . . . . . . . . .            2,299              174       2,125
                                                    ----------------  ---------------  ----------

Gross profit . . . . . . . . . . . . . . . . . . .            1,891              226       1,665

Selling, general and administrative expenses . . .            7,586            1,963          (b)   5,623
                                                    ----------------  ---------------  ----------  -------

Loss from operations . . . . . . . . . . . . . . .           (5,695)          (1,737)     (3,958)

Other income (expense)
     Interest and financing costs, net . . . . . .           (3,530)            (135)         (b)  (3,395)
     Gain on extinguishment of debt. . . . . . . .            2,370                3          (b)   2,367
                                                    ----------------  ---------------              -------
                                                             (1,160)            (132)     (1,028)
                                                    ----------------  ---------------  ----------

Loss before provision for income taxes . . . . . .           (6,855)          (1,869)     (4,986)

Provision for income taxes . . . . . . . . . . . .                -                -           -
                                                    ----------------  ---------------  ----------

Net Loss . . . . . . . . . . . . . . . . . . . . .           (6,855)          (1,869)     (4,986)

Preferred stock dividends. . . . . . . . . . . . .              (21)             (21)
                                                    ----------------  ---------------

Net loss attributed to common shareholder. . . . .  $        (6,876)  $       (5,007)
                                                    ================  ===============

Loss per common shares - basic and diluted . . . .  $         (0.07)  $        (0.05)
                                                    ================  ===============

Weighted average common shares . . . . . . . . . .           96,316           96,316
                                                    ================  ===============
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
IMAGING TECHNOLOGIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

                                                    AS FILED
                                                    IN 10QSB        ADJUSTMENTS    PRO FORMA

Revenue
     Sale of products. . . . . . . . . . . . . . .  $         455   $        455
     Software sales, licenses and royalties. . . .             36             36
     Temporary staffing services . . . . . . . . .          3,436          3,436
     PEO Services. . . . . . . . . . . . . . . . .          6,549          4,479          (b)  2,070
                                                    --------------  -------------              -----
Total revenue. . . . . . . . . . . . . . . . . . .         10,476          4,479       5,997
                                                    --------------  -------------  ----------

Cost of revenue
     Sale of products. . . . . . . . . . . . . . .            128            128
     Software sales, licenses and royalties. . . .              3              3
     Temporary staffing services . . . . . . . . .          1,194          1,194
     PEO Services. . . . . . . . . . . . . . . . .          7,135          3,439          (b)  3,696
                                                    --------------  -------------  ----------  -----
Total cost of revenue. . . . . . . . . . . . . . .          8,460          3,439       5,021
                                                    --------------  -------------  ----------

Gross profit . . . . . . . . . . . . . . . . . . .          2,016          1,040         976

Selling, general and administrative expenses . . .          6,413          2,336          (b)  4,077
                                                    --------------  -------------              -----

Loss from operations . . . . . . . . . . . . . . .         (4,397)        (1,296)     (3,101)

Other income (expense)
     Interest and financing costs, net . . . . . .           (929)             -        (929)
     Gain on extinguishment of debt. . . . . . . .            518           (107)         (b)    625
     Other . . . . . . . . . . . . . . . . . . . .             25             44          (b)     69
                                                    --------------  -------------              -----
                                                             (386)           (63)       (235)
                                                    --------------  -------------  ----------

Loss before provision for income taxes . . . . . .         (4,783)        (1,359)     (3,336)

Provision for income taxes . . . . . . . . . . . .              -              -           -
                                                    --------------  -------------  ----------

Net Loss . . . . . . . . . . . . . . . . . . . . .         (4,783)        (1,359)     (3,336)

Preferred stock dividends. . . . . . . . . . . . .            (10)           (10)
                                                    --------------  -------------

Net loss attributed to common shareholder. . . . .  $      (4,793)  $     (3,346)
                                                    ==============  =============

Loss per common shares - basic and diluted . . . .  $       (0.02)  $      (0.01)
                                                    ==============  =============

Weighted average common shares . . . . . . . . . .        264,745        264,745
                                                    ==============  =============
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(b)     Exhibits

1. Letter Agreement between the Company and Greenland Corporation, dated February 9, 2004.
2.     Press  release  of  March  1,  2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March  4,  2004


IMAGING  TECHNOLOGIES  CORPORATION

By:  /s/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer